                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07562

Morgan Stanley New York Quality Municipal Securities
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley New York Quality Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six-month period ended April 30, 2005

MARKET CONDITIONS

Consumer spending and business investment helped the U.S. economy expand at a solid pace. This, in turn, translated into generally higher interest rates during the six-month fiscal period ended April 30, 2005. The markets also continued to focus on global commodity supply pressures, specifically the rapid climb in oil prices and the large federal budget and trade deficits. However, employment growth remained uneven and bonds often rallied on weaker than anticipated monthly reports.

The Federal Open Market Committee (the "Fed") reaffirmed its pledge to raise the federal funds target rate at a "measured" pace and did so in its meetings throughout the period. The Fed's policy shift began in June 2004 with the first of seven consecutive 25-basis point rate hikes which took the federal funds target rate to 2.75 percent by the end of April 2005. These increases represented a reversal of the Fed's rate reductions between January 2001 and June 2003. At the end of the period, the forward yield curve reflected a widespread view that the Fed would continue its current pace of rate increases.

Against this setting, long-term municipal bond yields remained in a trading range which moved rates higher at the beginning of the period, lower through the winter and higher at the end of the first quarter. By the end of April, yields declined again and ended the fiscal period at or near their lows. In contrast, yields on shorter maturity bonds which were more directly impacted by the Fed's actions rose. As a result, the municipal yield curve continued to flatten and the yield spread (or differential between one-year rates and 30-year rates) narrowed. Investor's quest for yield favored lower-quality investment grade bonds over high grade issues and quality spreads tightened.
In the first four months of 2005, total municipal underwriting volume increased by nine percent over the same period in 2004. Refunding issues accounted for the incremental growth. Bonds backed by insurance increased their market penetration from 50 to 60 percent over the same period. New York issuers represented 10 percent of the total municipal underwriting volume.

On the demand side, the municipal to Treasury yield ratio, which gauges relative performance between the two markets, remained attractive for tax-exempts. As a result, fixed income investors that normally focus on taxable sectors (such as insurance companies and hedge funds) supported municipals by "crossing over" to purchase bonds. However, retail investors continued to experience rate shock from the absolute level of rates and largely remained on the sidelines.

Overall, New York State's economy has demonstrated sustained improvement. Residential real estate markets show continued strength while commercial and industrial markets remained stable. Boosted by hiring in the securities industry, employment has shown steady gains. On the fiscal front, for the first time in 21 years, the state legislature passed a budget on time.

PERFORMANCE ANALYSIS


For the six-month period ended April 30, 2005, the net asset value (NAV) of the Morgan Stanley New York Quality Municipal Securities (IQN) increased from $15.38 to $15.47 per share. IQN declared tax-free dividends totaling $0.375 per share and a long-term capital gain of $0.074 per share. The Trust's total NAV return was 4.01 percent. IQN's value on the New York Stock Exchange (NYSE) moved from $13.72 to $13.37 per share during the same period. Based on this change plus reinvestment of distributions, IQN's total market return was 0.70 percent. On April 30, 2005, IQN's NYSE market price was at a

13.57 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2005, declared in March, were unchanged at $0.0625 per share. The dividend reflects the current level of the Trust's net investment income. IQN's level of undistributed net investment income was $0.083 per share on April 30, 2005, versus $0.089 per share six months earlier.(1)


During the period, IQN maintained a conservative strategy in anticipation of continued Fed tightening and higher interest rates. Adjusted for leverage, the Trust's duration* (a measure of interest rates sensitivity) was 9.8 years. This positioning helped performance early in the period when rates rose, but had the net effect of hampering total returns when rates declined later in the period. The Trust's net assets, including preferred shares, of $91.4 million were diversified across 38 credits in 13 long-term sectors.


As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.


During this six-month period, ARPS leverage contributed approximately $0.06 per share to common-share earnings. The Trust has two ARPS series totaling $24 million, representing 26 percent of net assets, including preferred shares. Both series are currently in two-year auction modes with yields ranging from 1.19 to 1.70.


The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2005, the Trust purchased and retired 44,195 shares of common shares at a weighted average market discount of 11.35 percent.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform well or be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

   LARGEST SECTORS
   Healthcare                                          30.0%
   Transportation                                      22.1%
   Water and Sewer                                     16.9%
   Public Facilities                                   13.9%
   Electric                                            10.7%

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             67.1%
   Aa/AA                                               15.2%
   A/A                                                 13.6%
   Baa/BBB                                              4.1%

Data as of April 30, 2005. Subject to change daily. All percentages for largest sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2005


WEIGHTED AVERAGE MATURITY: 19 YEARS(A)

1-5                                                                               0.00
5-10                                                                              9.00
10-15                                                                            19.00
15-20                                                                            36.00
20-25                                                                            20.00
25-30                                                                            14.00
30+                                                                               2.00

(a) Where applicable maturities reflect mandatory tenders, puts and call dates. Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2005


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 8 YEARS

2005(a)                                                                            7
2006                                                                               3
2007                                                                               0
2008                                                                               4
2009                                                                               0
2010                                                                               3
2011                                                                               3
2012                                                                              13
2013                                                                              27
2014                                                                              31
2015+                                                                              9

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 4.9%

2005(a)                                                                           5.7
2006                                                                              5.9
2007                                                                                0
2008                                                                              5.7
2009                                                                                0
2010                                                                              5.8
2011                                                                              4.4
2012                                                                              4.7
2013                                                                              4.7
2014                                                                              4.7
2015+                                                                               5

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 5.7% on 7% of the long-term portfolio that is callable in 2005.

     Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the Trust's performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Trust's performance was slightly lower than its performance peer group average for the one- and three-year periods but better for the five-year period. The Board concluded that the Trust's overall performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Trust under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other fund it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust. The Board noted that: (i) the Trust's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Trust, as shown in the Lipper Report for this Trust; and (ii) the Trust's total expense ratio was also lower than the average total expense ratio of the funds included in the Trust's expense peer group. The Board concluded that the Trust's management fee and total expenses were competitive with those of the Trust's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is closed-end and is not a growth trust and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Trust were not a factor that needed to be considered.

PROFITABILITY OF ADVISER AND AFFILIATES


The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from its relationship with the Trust and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative, and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Trust and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Trust shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Municipal Bonds (131.7%)
            General Obligation (4.0%)
$  1,500    New York City, 2005 Ser G.................................  5.00 %   12/01/23   $  1,576,320
   1,000    Puerto Rico, Public Improvement Refg Ser 1999.............  5.25     07/01/16      1,114,060
                                                                                            ------------
--------
                                                                                               2,690,380
   2,500
                                                                                            ------------
--------
            Educational Facilities Revenue (3.2%)
            New York State Dormitory Authority,
   1,000      Fordham University Ser 2002 (FGIC)......................  5.00     07/01/21      1,064,970
   1,000      Fordham University Ser 2002 (FGIC)......................  5.00     07/01/22      1,064,970
                                                                                            ------------
--------
                                                                                               2,129,940
   2,000
                                                                                            ------------
--------
            Electric Revenue (10.7%)
            Long Island Power Authority,
   3,000      Ser 2003 B..............................................  5.25     06/01/14      3,323,790
   1,000      Ser 1998 A (FSA)........................................  5.125    12/01/22      1,057,950
   1,705      Ser 2004 A (Ambac)......................................  5.00     09/01/34      1,791,222
   1,000    Puerto Rico Electric Power Authority, Power Ser DD
              (FSA)...................................................  4.50     07/01/19      1,030,880
                                                                                            ------------
--------
                                                                                               7,203,842
   6,705
                                                                                            ------------
--------
            Hospital Revenue (30.0%)
   2,000    New York City Health & Hospitals Corporation, 2003 Ser B
              (Ambac)++...............................................  5.25     02/15/21      2,185,480
            New York State Dormitory Authority,
   2,500      Catholic Health Long Island - St Francis Hospital Ser
              2004....................................................  5.10     07/01/34      2,549,375
   3,000      Hospital - FHA Insured Mtge 2004 Ser A (FSA)............  5.25     08/15/19      3,287,310
   4,000      Memorial Sloan-Kettering Cancer Center 2003 Ser I.......  5.00     07/01/34      4,156,040
   2,000      Montefiore Hospital - FHA Insured Mtge Ser 2004
              (FGIC)..................................................  5.00     08/01/29      2,106,380
   1,595      Rochester General Hospital - FHA Insured Mtge Ser
              1993....................................................  5.70     08/01/33      1,604,809
   1,000      Winthrop South Nassau University Health Ser 2003 B......  5.50     07/01/23      1,057,520
            New York State Medical Care Facilities Finance Agency,
   1,210      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B
              (FSA)...................................................  5.50     02/15/22      1,230,159
   2,000      St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser
              A.......................................................  5.625    08/15/18      2,050,700
                                                                                            ------------
--------
                                                                                              20,227,773
  19,305
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (2.7%)
   1,500    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1991 Ser D (AMT) (MBIA)........... .9613+++  04/01/20      1,817,460
                                                                                            ------------
--------
            Mortgage Revenue - Multi-Family (4.0%)
   2,535    New York State Housing Finance Agency, 1996 Ser A Refg
              (FSA)...................................................  6.10     11/01/15      2,672,676
                                                                                            ------------
--------
            Mortgage Revenue - Single Family (2.3%)
   1,500    New York State Mortgage Agency, 27th Ser (AMT)............  5.875    04/01/30      1,584,255
                                                                                            ------------
--------

10
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Nursing & Health Related Facilities Revenue (1.6%)
$  1,000    New York State Dormitory Authority, Dept of Health Ser
              2004....................................................  5.00 %   07/01/23   $  1,053,700
                                                                                            ------------
--------
            Public Facilities Revenue (13.9%)
   1,000    Montgomery County Industrial Development Agency, Hamilton
              Fulton Montgomery BOCES Ser 2004 A (XLCA)...............  5.00     07/01/34      1,043,670
   1,000    New York City Cultural Resource Trust, Wildlife
              Conservation Society Ser 2004 (FGIC)....................  5.00     02/01/34      1,048,700
            New York State Dormitory Authority
   3,000      New York City Court Ser 2003 A..........................  5.375    05/15/21      3,241,650
   1,795      New York School Districts 2003 Ser A....................  5.25     07/01/20      1,942,118
   1,000      New York School Districts 2002 Ser D (MBIA).............  5.00     10/01/30      1,043,720
   1,000    Niagara Falls City School District, Refg Ser 2005 COPs
              (FSA) (WI)..............................................  5.00     06/15/28      1,051,480
                                                                                            ------------
--------
                                                                                               9,371,338
   8,795
                                                                                            ------------
--------
            Transportation Facilities Revenue (22.1%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge
              Ser 1995 (MBIA).........................................  5.75     01/01/25      1,012,230
            Metropolitan Transportation Authority,
   2,000      Dedicated Tax Refg Ser 2002 A (FSA).....................  5.25     11/15/24      2,181,780
   4,000      Transportation Ser 2003 A (FSA).........................  5.00     11/15/25      4,261,080
            New York State Thruway Authority,
   1,000      Local Hwy & Bridge Ser 2000 A (FSA).....................  5.75     04/01/17      1,118,710
   2,500      Personal Income Tax Transportation Ser 2003 A (MBIA)....  5.00     03/15/21      2,691,375
   1,000    Port Authority of New York & New Jersey, Cons 135th Ser
              (XLCA)**................................................  5.00     09/15/29      1,053,840
   1,500    Triborough Bridge & Tunnel Authority, Ser 2003 A
              (Ambac).................................................  5.00     11/15/28      1,579,320
   1,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................  4.75     07/01/38      1,018,600
                                                                                            ------------
--------
                                                                                              14,916,935
  14,000
                                                                                            ------------
--------
            Water & Sewer Revenue (16.9%)
            Nassau County Sewer & Storm Water Finance Authority,
     500      2004 Ser B (MBIA).......................................  5.00     10/01/22        534,255
     500      2004 Ser B (MBIA).......................................  5.00     10/01/23        532,650
            New York City Municipal Water Finance Authority,
   2,000      2003 Ser A..............................................  5.375    06/15/18      2,204,820
   5,000      2005 Ser B (Ambac)......................................  5.00     06/15/28      5,283,399
     725      2005 Ser D..............................................  5.00     06/15/37        757,734
   1,940    New York State Environmental Facilities Corporation, Clean
              Water Ser 2003 B........................................  5.00     12/15/22      2,070,349
                                                                                            ------------
--------
                                                                                              11,383,207
  10,665
                                                                                            ------------
--------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Other Revenue (13.7%)
$  2,000    Battery Park City Authority, Ser 2003A....................  5.00 %   11/01/24   $  2,137,340
            New York City Transitional Finance Authority,
   1,000      2004 Ser C..............................................  5.00     02/01/21      1,068,240
   1,000      Refg 2003 Ser D (MBIA)..................................  5.25     02/01/21      1,096,550
   2,000      Refg 2003 Ser A.........................................  5.50#    11/01/26      2,225,100
   1,500    Sales Tax Asset Receivable Corporation, 2005 Ser A
              (Ambac).................................................  5.00     10/15/29      1,592,265
            Tobacco Settlement Financing Corporation, State
              Contingency
   1,000      Ser 2003 B-1C...........................................  5.50     06/01/21      1,098,770
                                                                                            ------------
--------
                                                                                               9,218,265
   8,500
                                                                                            ------------
--------
            Refunded (6.6%)
   2,000    New York State Dormitory Authority, State University Ser
              2002....................................................  5.375    07/01/12+     2,255,540
   2,000    Triborough Bridge & Tunnel Authority, Ser 1993 B (ETM)....  5.00     01/01/20      2,217,420
                                                                                            ------------
--------
                                                                                               4,472,960
   4,000
                                                                                            ------------
--------
  83,005    Total New York Tax-Exempt Municipal Bonds (Cost $84,620,543).................     88,742,731
                                                                                            ------------
--------
            New York Short-Term Tax-Exempt Municipal Obligations (3.3%)
     700    New York City Transitional Finance Authority, 2003 Ser C
              Subser C4 (Demand 05/02/05).............................  2.96*    08/01/31        700,000
   1,500    Port Authority of New York & New Jersey, Versatile
              Structure Ser 2 (Demand 05/02/05).......................  3.00*    05/01/19      1,500,000
                                                                                            ------------
--------
   2,200    Total New York Short-Term Tax-Exempt Municipal Obligations (Cost
            $2,200,000)..................................................................      2,200,000
                                                                                            ------------
--------

 $85,205    Total Investments (Cost $86,820,543) (a) (b).......................   135.0%      90,942,731
 =======
            Other Assets in Excess of Liabilities..............................     0.7          450,503

            Preferred Shares of Beneficial Interest............................   (35.7)     (24,029,323)
                                                                                  -----     ------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $ 67,363,911
                                                                                  =====     ============

12
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT    Alternative Minimum Tax.
   ETM    Escrowed to maturity.
   WI     Security purchased on a when issued basis.
   +      Prerefunded to call date shown.
   ++     A portion of this security has been physically segregated in connection with open futures contracts in the amount of
          $59,000.
   +++    Current coupon rate for inverse floating rate municipal
          obligations. This rate resets periodically as the auction
          rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of
          $1,817,460 which represents 2.7% of net assets applicable to common shareholders.
   *      Current coupon of variable rate demand obligation.
   **     Joint exemption in New York and New Jersey.
   #      Step up security; will convert to 14% on November 1, 2011.
   (a)    Securities have been designated as collateral in an amount equal to $11,834,505 in connection with the open futures
          contracts and securities purchased on a when-issued basis.
   (b)    The aggregate cost for federal income tax purposes is
          $86,810,688. The aggregate gross unrealized appreciation is
          $4,136,853 and the aggregate gross unrealized depreciation is $4,810, resulting in net unrealized appreciation of
          $4,132,043.

Bond Insurance:
---------------
 Ambac    Ambac Assurance Corporation.
  FGIC    Financial Guaranty Insurance Company.
  FSA     Financial Security Assurance Inc.
  MBIA    Municipal Bond Investors Assurance Corporation.
  XLCA    XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2005:

                                                                  UNDERLYING
NUMBER OF                         DESCRIPTION/DELIVERY            FACE AMOUNT    UNREALIZED
CONTRACTS   LONG/SHORT               MONTH AND YEAR                AT VALUE     DEPRECIATION
---------   ----------   --------------------------------------   -----------   ------------
    80        Short      U.S. Treasury Notes 5 Year June 2005     $(8,676,250)    $(20,845)
    20        Short      U.S. Treasury Notes 10 Year June 2005    (2,228,438)      (20,993)
                                                                                  --------
            Total unrealized depreciation....................................     $(41,838)
                                                                                  ========

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (unaudited)

Assets:
Investments in securities, at value
  (cost $86,820,543)........................................  $90,942,731
Cash........................................................      100,058
Receivable for:
    Interest................................................    1,362,987
    Variation margin........................................       25,000
Prepaid expenses and other assets...........................       75,430
                                                              -----------
    Total Assets............................................   92,506,206
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    1,030,380
    Investment advisory fee.................................       24,829
    Common shares of beneficial interest repurchased........       19,992
    Administration fee......................................        7,357
Accrued expenses and other payables.........................       30,414
                                                              -----------
    Total Liabilities.......................................    1,112,972
                                                              -----------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 480 shares outstanding)...................   24,029,323
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $67,363,911
                                                              ===========
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 4,354,168 shares
  outstanding)..............................................   62,634,915
Net unrealized appreciation.................................    4,080,350
Accumulated undistributed net investment income.............      363,093
Accumulated undistributed net realized gain.................      285,553
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $67,363,911
                                                              ===========
Net Asset Value Per Common Share
($67,363,911 divided by 4,354,168 common shares
outstanding)................................................       $15.47
                                                              ===========

14
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2005 (unaudited)

Net Investment Income:
Interest Income.............................................  $2,098,421
                                                              ----------
Expenses
Investment advisory fee.....................................     122,254
Auction commission fees.....................................      59,844
Administration fee..........................................      36,224
Professional fees...........................................      27,208
Shareholder reports and notices.............................      11,146
Transfer agent fees and expenses............................      10,153
Registration fees...........................................       7,977
Auction agent fees..........................................       6,843
Custodian fees..............................................       3,633
Trustees' fees and expenses.................................         577
Other.......................................................      12,275
                                                              ----------
    Total Expenses..........................................     298,134
Less: expense offset........................................      (3,532)
                                                              ----------
    Net Expenses............................................     294,602
                                                              ----------
    Net Investment Income...................................   1,803,819
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................     192,280
Futures contracts...........................................      (1,022)
                                                              ----------
    Net Realized Gain.......................................     191,258
                                                              ----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................     430,345
Futures contracts...........................................      52,456
                                                              ----------
    Net Appreciation........................................     482,801
                                                              ----------
    Net Gain................................................     674,059
                                                              ----------
Dividends to preferred shareholders from net investment
  income....................................................    (188,357)
                                                              ----------
Net Increase................................................  $2,289,521
                                                              ==========

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2005   OCTOBER 31, 2004
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................    $ 1,803,819      $ 3,718,438
Net realized gain...........................................        191,258          417,636
Net change in unrealized appreciation/depreciation..........        482,801        1,344,997
Dividends to preferred shareholders from net investment
  income....................................................       (188,357)        (374,363)
                                                                -----------      -----------
    Net Increase............................................      2,289,521        5,106,708
                                                                -----------      -----------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (1,643,260)      (3,582,468)
Net realized gain...........................................       (325,948)          (4,383)
                                                                -----------      -----------
    Total Dividends and Distributions.......................     (1,969,208)      (3,586,851)
                                                                -----------      -----------

Decrease from transactions in common shares of beneficial
  interest..................................................       (599,325)      (1,385,721)
                                                                -----------      -----------
    Net Increase (Decrease).................................       (279,012)         134,136
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................     67,642,923       67,508,787
                                                                -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $363,093 and $390,891, respectively).....................    $67,363,911      $67,642,923
                                                                ===========      ===========

16
                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2005 aggregated $12,522,359 and $13,445,340, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At April 30, 2005, the Trust had transfer agent fees and expenses payable of approximately $3,500.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN              RESET        RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  1       260        $13,000      1.70%   01/10/06       1.70%
  2       220         11,000      1.19    07/01/05       1.19

---------------------
    * As of April 30, 2005.
   ** For the six months ended April 30, 2005.

Subsequent to April 30, 2005 and up through June 3, 2005, the Trust paid dividends to Series 1 and 2 at rates ranging from 1.19% to 1.70%, in the aggregate amount of $29,323.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2003...................................  4,499,863    $44,998    $64,574,963
Treasury shares purchased and retired (weighted average
  discount 9.83%)*..........................................   (101,500)    (1,015)    (1,384,706)
                                                              ---------    -------    -----------
Balance, October 31, 2004...................................  4,398,363     43,983     63,190,257
Treasury shares purchased and retired (weighted average
  discount 11.35)*..........................................    (44,195)      (442)      (598,883)
                                                              ---------    -------    -----------
Balance, April 30, 2005.....................................  4,354,168    $43,541    $62,591,374
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 29, 2005, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   -------------  -------------
 $0.0625     May 6, 2005   May 20, 2005
 $0.0625    June 3, 2005   June 17, 2005

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2004, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley New York Quality Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                               FOR THE SIX                       FOR THE YEAR ENDED OCTOBER 31
                               MONTHS ENDED    ----------------------------------------------------------------------------------
                              APRIL 30, 2005        2004             2003             2002             2001             2000
                              --------------   --------------   --------------   --------------   --------------   --------------
                               (unaudited)
Selected Per Share Data:
Net asset value, beginning
 of period..................       $15.38          $15.00           $15.07           $14.88           $13.81           $ 13.03
                                   ------          ------           ------           ------           ------           -------
Income from investment
 operations:
    Net investment
    income*.................         0.41            0.84             0.89             0.92             0.92              0.90
    Net realized and
    unrealized gain
    (loss)..................         0.15            0.40            (0.09)            0.11             0.95              0.82
    Common share equivalent
    of dividends paid to
    preferred
    shareholders*...........        (0.04)          (0.08)           (0.10)           (0.10)           (0.15)            (0.19)
                                   ------          ------           ------           ------           ------           -------
Total income from investment
 operations.................         0.52            1.16             0.70             0.93             1.72              1.53
                                   ------          ------           ------           ------           ------           -------
Less dividends and
 distributions from:
    Net Investment income...        (0.38)          (0.81)**         (0.81)           (0.78)           (0.69)            (0.77)
    Net realized gain.......        (0.07)         --               --               --               --               --
                                   ------          ------           ------           ------           ------           -------
Total dividends and
 distributions..............        (0.45)          (0.81)           (0.81)           (0.78)           (0.69)            (0.77)
                                   ------          ------           ------           ------           ------           -------
Anti-dilutive effect of
 acquiring treasury
 shares*....................         0.02            0.03             0.04             0.04             0.04              0.02
                                   ------          ------           ------           ------           ------           -------
Net asset value, end of
 period.....................       $15.47          $15.38           $15.00           $15.07           $14.88           $ 13.81
                                   ======          ======           ======           ======           ======           =======
Market value, end of
 period.....................       $13.37          $13.72           $13.38           $13.29           $13.25           $11.813
                                   ======          ======           ======           ======           ======           =======
Total Return+...............         0.70%(1)        8.81%            6.91%            6.25%           18.29%             2.07%
Ratios to Average Net Assets
of Common Shareholders:
Total expenses (before
 expense offset)............         0.89%(2)(3)     0.91%(3)         0.89%(3)         0.85%(3)         0.80%(3)          0.88%(3)
Net investment income before
 preferred stock
 dividends..................         5.41%(2)        5.53%            5.86%            6.21%            6.37%             6.81%
Preferred stock dividends...         0.56%(2)        0.56%            0.67%            0.68%            1.06%             1.45%
Net investment income
 available to common
 shareholders...............         4.85%(2)        4.97%            5.19%            5.53%            5.31%             5.36%
Supplemental Data:
Net assets applicable to
 common shareholders, end of
 period, in thousands.......      $67,364         $67,643          $67,509          $69,421          $70,731           $67,333
Asset coverage on preferred
 shares at end of period....          380%            382%             381%             389%             395%              380%
Portfolio turnover rate.....           14%(1)          26%              38%              20%               9%                7%

---------------------

     *   The per share amounts were computed using an average number of shares outstanding during the period.
    **   Includes capital gain distribution of $0.001 per share.
     +   Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's
         dividend reinvestment plan. Total return does not reflect
         brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

22
                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
New York Quality
Municipal Securities

Semiannual Report
April 30, 2005

[MORGAN STANLEY LOGO]

38583RPT-RA05-00456P-Y04/05

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6.

Refer to Item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases


                    REGISTRANT PURCHASE OF EQUITY SECURITIES

Period                (a) Total  (b) Average    (c) Total      (d) Maximum
                      Number of  Price Paid     Number of      Number (or
                      Shares     per Share (or  Shares (or     Approximate
                      (or        Unit)          Units)         Dollar
                      Units)                    Purchased as   Value) of
                      Purchased                 Part of        Shares (or
                                                Publicly       Units) that
                                                Announced      May Yet Be
                                                Plans or       Purchased
                                                Programs       Under the
                                                               Plans or
                                                               Programs
--------------------  ---------  -------------  -------------  -----------
November 1, 2004 --
November 30, 2004        6,300     $13.7485          N/A           N/A

December 1, 2004 --
December 31, 2004        6,500     $13.7002          N/A           N/A

January 1, 2005 --
January 31, 2005         3,600     $13.7097          N/A           N/A

February 1, 2005 --
February 28, 2005        6,800     $13.7702          N/A           N/A

March 1, 2005 --
March 31, 2005          11,595     $13.4645          N/A           N/A

April 1, 2005 --
April 30, 2005           9,400     $13.2312          N/A           N/A
                      ---------   -----------    ---------      ---------
Total                   44,195     $13.6040          N/A           N/A
                      ---------   -----------    ---------      ---------


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.




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
(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.




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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley New York Quality Municipal Securities

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

June 16, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 16, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 16, 2005




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